MINERAL PROPERTY PURCHASE AGREEMENT

THIS AGREEMENT made effective as of the 12th day of December, 2016.

BETWEEN: **BEARING RESOURCES LTD.**, a company incorporated pursuant to the laws of British Columbia and having an office at 1400 – 1111 West Georgia Street, Vancouver, British Columbia, V6E 4M3

(the "**Vendor**")

AND: **GOLDEN PREDATOR MINING CORP.**, a company incorporated pursuant to the laws of British Columbia and having an office at 555 – 701 West Georgia Street, Vancouver, British Columbia, V7Y 1C6

(the "**Purchaser**")

(each a "**Party**" and collectively, the "**Parties**")

WHEREAS:

A. The Vendor is the registered and beneficial owner of a 100% undivided interest in certain mineral claims located in the Upper Hyland River area of eastern Yukon Territory, more particularly described in Schedule "A" attached hereto (the "**Property**"); and

B. The Purchaser wishes to acquire the Vendor's interest in the Property on the terms described in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS

1.1. In addition to the capitalized words and phrases defined elsewhere in this Agreement, including the Schedules hereto, for the purposes of this Agreement the following capitalized words and phrases when used herein have the following meanings:

(a) "**Agreement**" means this Agreement as amended in writing from time to time;

(b) "**Closing**" means the closing of the transactions contemplated in this Agreement, whereby the Purchaser will acquire the Property;

(c) "**Confidential Information**" means the terms of this Agreement and any information regarding or relating to the Mining Work;

(d) "**Effective Date**" means the date the Li3 Transaction completes;

(e) "**Execution Date**" means the execution date of this Agreement first set forth above;

(f) **"Freeport NSR"** means the 2% net smelter returns royalty granted to Freeport McMoRan on certain mineral claims comprising the Property pursuant to a Net Smelter Returns Royalty Agreement between the Vendor and Freeport McMoRan, dated October 27, 2011 and attached as Schedule "C" hereto;

(g) **"GPY Shares"** means common shares in the capital of the Purchaser;

(h) **"Li3 Transaction"** means the proposed transaction to be completed by the Vendor and Li3 Energy Inc. pursuant to which the Vendor shall acquire an interest in the Maricunga Lithium Project;

(i) **"Minimum Price"** means the minimum price for the GPY Shares, including all permissible discounts,permitted by the TSX Venture Exchange;

(j) **"Mining Work"** means every kind of work done on or in respect of the Property or the products therefrom by or under the direction of or on behalf of or for the benefit of the parties or any one or more of them and, without limiting the generality of the foregoing, incudes assessment work, geophysical, geochemical and geological surveying, studies and mapping, investigating, drilling, designing, examining, equipping, improving, surveying, shaft sinking, raising, crosscutting and drifting, searching for, digging, trucking, sampling, working and procuring minerals, ores, metals and concentrates, surveying and bringing any mineral claims or other interests to lease or patent, reporting and all other work usually considered to be prospecting, exploration, development and mining work;

(k) **"Net Smelter Return"** has the meaning ascribed thereto in Schedule "B" attached hereto;

(l) **"NSR"** means the royalty payable on the Net Smelter Return as set out in Schedule "B" attached hereto; and

(m) **"Property"** has the meaning ascribed thereto in the above recitals to this Agreement;

(n) **"Property Rights "** means all exploration, exploitation and mining licenses, permits, leases, easements, rights-of-way, certificates and other mining interests and approvals obtained by any person before or after the date of this Agreement in respect of a Property and in which the Vendor holds an interest and which are necessary or desirable for the exploration and development of the Property, and all geological, geophysical, geochemical and engineering reports, charts, maps and other data and documentation relating to the Property and owned or controlled by the Vendor (in electronic format as well as paper format where available), including, without limitation, prior exploration and development results, proposed work programs and budgets, pre-feasibility or feasibility studies and reports, valuations, reserve estimates and the like; and

(o) **"VWAP"** means the volume weighted average price of one GPY Share.

2. PURCHASE OF PROPERTY

2.1. Subject to the terms and conditions of this Agreement, the Vendor hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Vendor, a 100% interest in and to the Property, on Closing, in exchange for the following consideration (collectively referred to as the **"Consideration"**):

(a) the payment by the Purchaser to the Vendor of cash amounts as follows:

i. $10,000 payable on the Execution Date (the "**Cash Deposit**");

ii. $20,000 payable on the date that is eight (8) months from the Execution Date, assuming the Effective Date has occurred;

iii. $60,000 payable on the date that is twenty (20) months from the Execution Date, assuming the Effective Date has occurred;

iv. $85,000 payable on the date that is thirty-two (32) months from the Execution Date, assuming the Effective Date has occurred; and

v. $100,000 payable on the date that is forty-eight (48) months from the Execution Date, assuming the Effective Date has occurred;

(b) the issuance to the Vendor of GPY Shares as follows:

i. 35,000 GPY Shares issued on the Execution Date;

ii. 50,000 GPY Shares issued on the date that is eight (8) months from the Execution Date, assuming the Effective Date has occurred;

iii. the number of GPY Shares equal to $100,000, issued on the date that is twenty (20) months from the Execution Date, assuming the Effective Date has occurred, and having a price per share equal to the greater of the Minimum Price and the 21-day VWAP as at such date;

iv. the number of GPY Shares equal to $250,000, issued on the date that is thirty-two (32) months from the Execution Date, assuming the Effective Date has occurred, and having a price per share equal to the greater of the Minimum Price and the 21-day VWAP as at such date; and

v. the number of GPY Shares equal to $250,000, issued on the date that is forty-eight (48) months from the Execution Date, assuming the Effective Date has occurred, and having a price per share equal to the greater of the Minimum Price and the 21-day VWAP as at such date;

(c) the grant to the Vendor of the NSR which grant is hereby agreed to be effective on Closing and will be registered against and run with the Property.

2.2. Within seven (7) days of the receipt of the Consideration by the Vendor, the Vendor will submit to the Yukon Government registrable transfer documentation to transfer a 100% undivided, beneficial and legal interest in and to the Property and all associated Property Rights to the Purchaser or as directed by the Purchaser, in form and substance satisfactory to the Purchaser, acting reasonably.

2.3. The Purchaser will be responsible for the payment of transfer fees associated with the transfer of the Property.

2.4. In the event the Effective Date does not occur within eight (8) months of the Execution Date, this Agreement shall be of no further force and effect and the Vendor shall return the 35,000 GPY Shares issued to the Vendor pursuant to Section 2.1(b)(i) to the Purchaser for cancellation. For greater certainty, the Cash Deposit shall be non-refundable.

3. MINING LAND USE PERMITS

3.1. As soon as possible after the execution of this Agreement, the Vendor will use its commercially-reasonable best efforts to take all necessary steps to make all necessary filings with the Yukon Territory to have the Mining Land Use Permit registered jointly in the name of the Vendor and the Purchaser. In the event that this Agreement is terminated pursuant to section 5 hereto, the Purchaser will, as soon as practicable upon such termination, remove its name from the Mining Land Use Permit.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Vendor hereby represents and warrant to the Purchaser that:

(a) it is a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in the jurisdiction in which the Property is located;

(b) it has full power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby;

(c) the execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with any agreement or other instrument to which the Vendor is a party, is bound, or may be subject to and will not contravene any applicable law;

(d) it is the owner of a 100% registered and beneficial right, title and interest in and to the Property and the Property is free and clear of all liens and there is no adverse claim or challenge to ownership of the Property, and, except for the Freeport NSR, there are no outstanding rights or options to acquire or purchase the Property or any third party royalties, net profits interests or similar interests relating to the Property;

(e) the Vendor's ownership of the Property is in compliance with, is not in default or violation in any material respect under, and the Vendor has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation in connection with the Vendor's ownership of the Property;

(f) the claims comprising the Property were properly staked, recorded and filed with appropriate governmental agencies and (i) the Property is in good standing under the laws of the Yukon Territory; (ii) all assessment work required to hold the claims comprising the Property has been performed and all governmental fees have been paid and all filings required to maintain the claims comprising the Property in good standing have been properly and timely recorded or filed with appropriate governmental agencies; and (iii) the Vendor has no knowledge of conflicting mineral claims;

(g) the Property has been duly and properly recorded in accordance with all of the laws in effect in the jurisdiction in which the Property is located;

(h) the Purchaser may enter in, under or upon the Property for all purposes of this Agreement without making any payment to, and without accounting to or obtaining the permission of, any other person other than any payments required to be made under this Agreement;

(i) there is no claim or challenge against or to the ownership of or title to the Property or any portion thereof, nor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof or interest therein;

(j) there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Property and the conduct of the operations related thereto, and the Vendor has not received any notice of same and is not aware of any basis on which any such orders or direction could be made;

(k) there has been no known spill, discharge, deposit, leak, emission or other release of any hazardous substance on, into, under or affecting the Property and no hazardous substance is stored in any type of container on, in or under the Property;

(l) the Vendor has complied with all laws applicable to his activities on and in respect of the Property and without limiting the generality of the foregoing, he has not used any part of the Property, or permitted any part of the Property to be used to generate, manufacture, refine, treat, transport, store, handle, dispose of, transfer, produce or process hazardous substances, and, to the best of the Vendor's knowledge and belief, neither has any other person; and no claim comprising the Property is the subject of any investigation by any governmental authority evaluating whether any remedial action is needed to respond to a release of any hazardous substance into the environment;

(m) except for the Freeport NSR, no person has any royalty or other interest whatsoever in production or profits from the Property or any portion thereof;

(n) the Vendor has had the opportunity to obtain independent legal advice with respect to this Agreement and the transactions contemplated herein, and is not relying on legal counsel for the Purchaser with respect to any such legal advice; and

(o) this Agreement has been duly executed and delivered by the Vendor and it constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting enforcement of creditors' rights generally and the discretion that a court may exercise in the granting of equitable remedies.

4.2. The Purchaser hereby represents and warrants to the Vendor that:

(a) it is a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in the jurisdiction in which the Property is located;

(b) it has full power, authority and legal right (i) to own or lease its assets and properties and to conduct its business as now being conducted, (ii) to enter into its obligations under this Agreement and each other agreement, document and instrument executed or to be executed by it pursuant to or in connection with this Agreement and to perform the terms hereof and thereof applicable to it, and (iii) to grant the NSR;

(c) the consummation of the transactions contemplated herein will not violate, nor be in conflict with, the constating documents, by-laws or other governing documents of the Purchaser or any laws applicable to the Purchaser or any agreement to which the Purchaser is party or by which it or any of its assets are subject or by which it or any of its assets may be bound; and

(d) this Agreement has been duly executed and delivered by the Purchaser and it constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting enforcement of creditors' rights generally and the discretion that a court may exercise in the granting of equitable remedies.

4.3. The representations and warranties hereinbefore set out are conditions on which the Parties have relied in entering into this Agreement, are to be construed as both conditions and warranties and will, regardless of any investigation which may have been made by or on behalf of any Party as to the accuracy of such representations and warranties, survive the closing of the transactions contemplated hereby and the acquisition of any interest in the Property hereunder and each of the Parties will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty contained in this Agreement.

5. TERMINATION

5.1. This Agreement will terminate:

(a) if the Effective Date does not occur within eight (8) months of the Execution Date, as provided in Section 2.4 hereof;

(b) at any time, upon mutual agreement in writing of all of the Parties hereto; or

(c) upon notice delivered by a non-breaching Party to the other Party if should there be any material breach of a term, condition, warranty or representation herein, provided that such breach has not been cured to the reasonable satisfaction of the non-breaching Party within thirty (30) days of receiving notice thereof.

5.2. In the event of termination by any of the Parties as provided for in this Section 5, this Agreement will become void and of no effect and no Party will have any further rights or obligations hereunder, provided that Sections 3.1, 7.1 and 8.3 of this Agreement will survive termination.

6. FORCE MAJEURE

6.1. No Party will be liable for its failure to perform any of its obligations, or meet any requirement under this Agreement due to a cause beyond its reasonable control (an "**Intervening Event**") and all time limits imposed by this Agreement will be extended by a period equivalent to the period of delay resulting from an Intervening Event.

7. CONFIDENTIALITY OF INFORMATION

7.1. Until the consummation of the transactions contemplated hereby, the parties hereto agree to not disclose any of the Confidential Information to any other person or entity except where required by law or by the rules or policies of the TSX Venture Exchange.

8. GENERAL

8.1. Notice. Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic transmission or other means of electronic communication

8.6. Headings. The headings of the sections of this Agreement are for convenience only and do not form a part of this Agreement. They are not intended to affect the construction of anything herein contained or govern the rights and liabilities of the Parties.

8.7. Further Assurances. Each of the Parties hereto will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to carry out the intent, purposes and terms of this Agreement. The Vendor agrees to use commercially reasonable efforts to complete the Li3 Transaction as soon as reasonably practicable.

8.8. Enurement. This Agreement will enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

8.9. Assignments. This Agreement and the benefits, rights, duties and obligations of any Party hereunder will not be assigned by any Party, in whole or in part, without the prior written consent of the other Party.

8.10. Waiver. No failure or delay on the Parties' part in exercising any power or right hereunder will operate as a waiver thereof.

8.11. Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the Parties hereto.

8.12. Severability. Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provisions of this Agreement or of such provisions or part thereof in any other jurisdiction.

8.13. Independent Legal Advice. Each of the Parties acknowledges that Morton Law LLP has acted as counsel only to the Purchaser and the Vendor acknowledges and confirms that it has been advised to seek, and has sought or has otherwise waived, independent tax and legal advice with respect to this Agreement and the documents delivered pursuant thereto and that Morton Law LLP are not protecting the rights and interests of any other Party to this Agreement.

8.14. Counterparts. This Agreement may be executed by the Parties in any number of counterparts, including by way of email or other electronic means, and each of which will be deemed to be an original and all of which, collectively, will be deemed to be one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.

BEARING RESOURCES LTD.

Per: ______________________

Authorized Signatory

Jeremy Poirier President and CEO

Print Name & Title

capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address or number:

If to the Vendor:

Bearing Resources Ltd.
1400 – 1111 West Georgia Street
Vancouver, BC
V6E 4M3

Attention:	Jeremy Poirier
Telephone:	~~(778) 989-1501~~ 604-722-9842
Email:	jpoirier@bearingresources.ca

If to the Purchaser:

Golden Predator Mining Corp.
555 – 701 West Georgia Street
Vancouver
B.C. V7Y 1C6

Attention:	Janet Lee-Sherriff
Telephone:	(604) 260-5029 Ext 101
Email:	jel@goldenpredator.com

Any such communication will be deemed to have been validly and effectively given if (i) personally delivered, on the date of such delivery if such date is a business day and such delivery was made prior to 4:00 p.m. (*Vancouver time*), otherwise on the next business day, (ii) transmitted by electronic mail or similar means of recorded communication on the business day following the date of transmission. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice will be sent to the Party at its changed address.

8.2. Currency and Payment. All currency amounts expressed herein, unless otherwise specified, refer to the lawful currency of Canada. All payments to be made to any Party hereunder may be made by cheque mailed or delivered to such Party to its address for notice purposes as provided herein, or to the order of such Party at such bank in Canada as such Party may designate from time to time by written notice. Such bank will be deemed the agent of the designating Party for the purpose of receiving, collecting and receipting such payment.

8.3. Governing Law. This Agreement and the rights and obligations and relations of the parties will be governed and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the Parties agree that the courts of British Columbia will have sole jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement, and the Parties agree to attorn to the jurisdiction of such courts.

8.4. Entire Agreement. This Agreement embodies the entire agreement and understanding among the Parties and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

8.5. Time of the Essence. Time will be of the essence of this Agreement.

GOLDEN PREDATOR MINING CORP.

Per: ______________________
Authorized Signatory

Janet Lee-Sheriff, CEO
Print Name & Title

SCHEDULE "A"
TO THE MINERAL PROPERTY PURCHASE AGREEMENT
BETWEEN GOLDEN PREDATOR MINING CORP. AND BEARING RESOURCES LTD.

(See attached list of claims comprising the Property)

District	GrantNumber	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	StakingDate	ClaimExpiryDate	Status	NTS MapNumber
Watson Lake	YB87384	HY	1	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87385	HY	2	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87386	HY	3	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87387	HY	4	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87388	HY	5	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87389	HY	6	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87390	HY	7	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87391	HY	8	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87408	HY	25	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87409	HY	26	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87410	HY	27	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87411	HY	28	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87412	HY	29	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87413	HY	30	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87414	HY	31	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87415	HY	32	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87416	HY	33	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87417	HY	34	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87418	HY	35	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87419	HY	36	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87421	HY	38	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87432	HY	49	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87433	HY	50	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87434	HY	51	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87435	HY	52	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87436	HY	53	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87437	HY	54	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87438	HY	55	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87439	HY	56	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87440	HY	57	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87441	HY	58	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87442	HY	59	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87443	HY	60	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87444	HY	61	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87445	HY	62	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87446	HY	63	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87447	HY	64	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87448	HY	65	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87449	HY	66	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87450	HY	67	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87451	HY	68	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87452	HY	69	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15

District	GrantNumber	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	StakingDate	ClaimExpiryDate	Status	NTS MapNumber
Watson Lake	YB87453	HY	70	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87454	HY	71	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87455	HY	72	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87456	HY	73	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87457	HY	74	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YB87458	HY	75	BEARING RESOURCES LTD. - 100%	17/09/1996	13/09/1996	17/03/2020	Active	105H15
Watson Lake	YD24801	JAY	1	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24802	JAY	2	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24803	JAY	3	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24804	JAY	4	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24805	JAY	5	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24806	JAY	6	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24807	JAY	7	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24808	JAY	8	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24809	JAY	9	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24810	JAY	10	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24811	JAY	11	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24812	JAY	12	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24813	JAY	13	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24814	JAY	14	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24815	JAY	15	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24816	JAY	16	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24817	JAY	17	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24818	JAY	18	BEARING RESOURCES LTD. - 100%	15/09/2010	10/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24819	JAY	19	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24820	JAY	20	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24821	JAY	21	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24822	JAY	22	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24823	JAY	23	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24824	JAY	24	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24825	JAY	25	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24826	JAY	26	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24827	JAY	27	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24828	JAY	28	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24829	JAY	29	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24830	JAY	30	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24831	JAY	31	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24832	JAY	32	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24833	JAY	33	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24834	JAY	34	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24835	JAY	35	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24836	JAY	36	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15

District	GrantNumber	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	StakingDate	ClaimExpiryDate	Status	NTS MapNumber
Watson Lake	YD24837	JAY	37	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24838	JAY	38	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24839	JAY	39	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24840	JAY	40	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24841	JAY	41	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24842	JAY	42	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24843	JAY	43	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24844	JAY	44	BEARING RESOURCES LTD. - 100%	15/09/2010	11/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24845	JAY	45	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24846	JAY	46	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24847	JAY	47	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24848	JAY	48	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24849	JAY	49	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24850	JAY	50	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24851	JAY	51	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24852	JAY	52	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24853	JAY	53	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24854	JAY	54	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24855	JAY	55	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24856	JAY	56	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24857	JAY	57	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24858	JAY	58	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24859	JAY	59	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24860	JAY	60	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24861	JAY	61	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24862	JAY	62	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24863	JAY	63	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24864	JAY	64	BEARING RESOURCES LTD. - 100%	15/09/2010	12/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24865	JAY	65	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24866	JAY	66	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24867	JAY	67	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24868	JAY	68	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24869	JAY	69	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24870	JAY	70	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24871	JAY	71	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24872	JAY	72	BEARING RESOURCES LTD. - 100%	15/09/2010	13/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24881	JAY	81	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24882	JAY	82	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24883	JAY	83	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24884	JAY	84	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24885	JAY	85	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15
Watson Lake	YD24886	JAY	86	BEARING RESOURCES LTD. - 100%	15/09/2010	14/09/2010	15/03/2019	Active	105H15

District	GrantNumber	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	StakingDate	ClaimExpiryDate	Status	NTS MapNumber
Watson Lake	YD25887	JAY	87	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25888	JAY	88	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25889	JAY	89	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25890	JAY	90	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25891	JAY	91	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25892	JAY	92	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25893	JAY	93	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25894	JAY	94	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25895	JAY	95	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25896	JAY	96	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25897	JAY	97	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25898	JAY	98	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25899	JAY	99	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25900	JAY	100	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25901	JAY	101	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25902	JAY	102	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25903	JAY	103	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25904	JAY	104	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25905	JAY	105	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25906	JAY	106	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25907	JAY	107	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25908	JAY	108	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25909	JAY	109	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25910	JAY	110	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25911	JAY	111	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25912	JAY	112	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25913	JAY	113	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25914	JAY	114	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25915	JAY	115	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25916	JAY	116	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25917	JAY	117	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25918	JAY	118	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25919	JAY	119	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25920	JAY	120	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25921	JAY	121	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25922	JAY	122	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25923	JAY	123	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25924	JAY	124	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25925	JAY	125	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25926	JAY	126	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25927	JAY	127	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25928	JAY	128	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15

District	GrantNumber	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	StakingDate	ClaimExpiryDate	Status	NTS MapNumber
Watson Lake	YD25929	JAY	129	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25930	JAY	130	BEARING RESOURCES LTD. - 100%	22/10/2010	19/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25931	JAY	131	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25932	JAY	132	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25933	JAY	133	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25934	JAY	134	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25935	JAY	135	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25936	JAY	136	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25937	JAY	137	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25938	JAY	138	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25939	JAY	139	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25940	JAY	140	BEARING RESOURCES LTD. - 100%	22/10/2010	20/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25993	JAY	193	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25994	JAY	194	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25995	JAY	195	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25996	JAY	196	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25997	JAY	197	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25998	JAY	198	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25999	JAY	199	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD26000	JAY	200	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD26001	JAY	201	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD26002	JAY	202	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25851	JAY	251	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25852	JAY	252	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25853	JAY	253	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25854	JAY	254	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25855	JAY	255	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25856	JAY	256	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25857	JAY	257	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15
Watson Lake	YD25858	JAY	258	BEARING RESOURCES LTD. - 100%	22/10/2010	21/10/2010	22/04/2019	Active	105H15

SCHEDULE "B"
TO THE MINERAL PROPERTY PURCHASE AGREEMENT
BETWEEN GOLDEN PREDATOR MINING CORP. AND BEARING RESOURCES LTD.

NET SMELTER RETURN ROYALTY

Pursuant to the Agreement to which this Schedule is attached, Bearing Resources Ltd. (the "**Vendor**") is entitled to a 2% net smelter return royalty on claims of the Property not subject to a royalty under the terms of the Net Smelter Returns Royalty Agreement dated October 27, 2011 between the Vendor and Freeport-McMoRan of Canada Ltd. (the "**FM Royalty**") and a 1% net smelter returns royalty on claims subject to the FM Royalty (collectively the "**NSR**"), as described below. Capitalized terms herein will have the meanings ascribed thereto in the Agreement, unless otherwise indicated. "**Payor**" will mean the Purchaser and its successors and assigns.

1. "**Net Smelter Returns**" means the actual proceeds received by the Payor for its own account from the sale of ore, or ore concentrates or other products from the Property to a smelter or other ore buyer after deduction of smelter and/or refining charges, ore treatment charges and penalties, less all umpire charges which the purchaser may be required to pay. Not less than 60 days prior to the commencement or any fiscal year of the Payor, the Vendor will have the right to elect to receive the NSR in kind for that fiscal year of the Payor. Upon the Vendor giving notice of such election to the Payor, the Vendor and the Payor will enter into good faith negotiations with each other to settle the manner in which the payment will be calculated and paid, it being the intent that the payment received in kind will be commercially equivalent to the payment that the Vendor would have received if it had been made in the form of cash payment.

2. Payment of Net Smelter Returns by the Payor to the Vendor will be made 60 days after the end of each semi-annual period in each fiscal year of the Payor and will be accompanied by unaudited financial statements pertaining to the operations carried out by the Payor on the Property. Within 90 days after the end of each fiscal year of the Payor in which the NSR is payable to the Vendor, the records relating to the calculation of Net Smelter Returns for such year will be audited and any resulting adjustments in the payment of the NSR to the Vendor will be made forthwith. A copy of the said audit will be delivered to the Vendor within 30 days of the end of such 90-day period.

3. Each annual audit will be final and not subject to adjustment unless the Vendor delivers to the Payor written exceptions in reasonable detail within six months after the Vendor receives the report. The Vendor, or its representative duly authorized in writing, at its expense, will have the right to audit the books and records of the Payor related to Net Smelter Returns to determine the accuracy of the report, but will not have access to any other books and records of recognized standing. The Payor will have the right to condition access to its books and records on execution of a written agreement by the auditor that all information will be held in confidence and used solely for purposes of audit and resolution of any disputes related to the report. A copy of the audit report prepared for the Vendor will be delivered to the Vendor upon completion, and any material discrepancy between the amount actually paid by the Vendor and the amount which should have been paid by the Payor, then the Payor will pay the entire cost of the audit.

4. The Payor will keep proper books and records and supporting materials covering all matters relevant to the calculation of the NSR. Such books and records will be kept in accordance with generally accepted accounting principles and practices consistently applied.

5. The Payor may repurchase one-half of the NSR (i.e. reduce the NSR to 1% on the claims not subject to the FM Royalty and 0.5% on the claims subject to the FM Royalty) at any time for a purchase price of $1,000,000.

6. Any dispute arising out of or related to any report, payment, calculation or audit will be resolved solely by arbitration. No error in accounting or in interpretation of the Agreement will be the basis for a claim of

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breach of fiduciary duty, or the like, or give rise to a claim for exemplary or punitive damages or for termination or rescission of the Agreement or the estate and rights acquired and held by the Payor under the terms of the Agreement.

7. If the Payor smelts or refines ore or ore concentrates or other products from the Property in or through facilities owned or controlled by the Payor, then the costs and charges for such operations will be deemed to mean the amount that the Payor would have incurred if such operations were carried in or through facilities not owned or controlled by the Payor then offering comparable services for comparable products.

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SCHEDULE "C"
TO THE MINERAL PROPERTY PURCHASE AGREEMENT
BETWEEN GOLDEN PREDATOR MINING CORP. AND BEARING RESOURCES LTD.

(see attached agreement)

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